EARNINGS PER SHARE (EPS) (Tables)	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Schedule of Earnings per Share

	Year ended December 31,
	2022	2021	2020
Numerator for EPS:
Net loss	$(1,562)	$(3,562)	$(5,329)
Denominator for EPS:
Weighted average shares outstanding – basic	8,911,546	8,874,696	8,874,696
Dilutive shares	-	-	-
Weighted average shares outstanding – diluted	8,911,546	8,874,696	8,874,696
EPS:
Basic and diluted	$(0.175)	$(0.4)	$(0.6)